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               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                   --------------------------

                          FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):
                        December 16, 1999


                        HCB BANCSHARES, INC.
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     (Exact Name of Registrant as Specified in Charter)


          Oklahoma              0-22423          62-1670792
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
    of Incorporation)         File Number)   Identification No.)



237 Jackson Street, Camden, Arkansas                71701
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(Address of Principal Executive Offices)          (Zip Code)


    Registrant's telephone number, including area code:
                        (870) 836-6841


                           Not Applicable
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  (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS
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     On December 16, 1999 HCB Bancshares, Inc. (the "Company")
announced that its Board of Directors has elected Cameron McKeel to the position of President and Chief Executive Officer of the Company and its subsidiary, HEARTLAND Community Bank. Vida H. Lampkin will continue to serve as Chairman of the Board of the Company and the Bank.

     Further information regarding this event is set forth in a press release dated December 16, 1999, attached as Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          -----------------------------------------------------
          AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K.

     Exhibit No.           Description
     ----------            -----------

        99                 Press Release dated December 16, 1999
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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HCB BANCSHARES, INC.


Date: December 29, 1999     By: /s/ Cameron McKeel
                                --------------------------------
                                Cameron McKeel, President and
                                Chief Executive Officer
                                (Duly Authorized Representative)